Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Ready Capital Corporation

1140 Avenue of Americas, 7th Floor

New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ready Capital Corporation (the “Company”), Citigroup Global Markets Inc. and Performance Trust Capital Partners, LLC (collectively, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of seasoned performing commercial mortgage loans in conjunction with the proposed offering of Sutherland Commercial Mortgage Trust 2019-SBC8, Commercial Mortgage Pass-Through Certificates, Series 2019-SBC8.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On June 5, 2019, representatives of the Company provided us with a computer generated seasoned performing commercial mortgage loan data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business May 31, 2019, with respect to 1,227 seasoned performing commercial mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Characteristics

1 Loan ID (for informational purpose only)
2 Current Principal Balance
3 Current Status
4 Next Payment Due Date
5 Payment Frequency (months)
6 Maturity Date
7 Remaining Term (months)
8 Remaining Interest Only Term (months)
9 Remaining Amortization Term (months)*
10 Current Rate
11 Rate Type (Floating or Fixed)	12 Rate Index**
13 Rate Margin **
14 Maximum Rate **
15 Minimum Rate **
16 Next Rate Reset Date **
17 Frequency of Rate Reset (months) **
18 Monthly Debt Service (P&I)
19 Modification Flag (Y/N)
20 Modification Date (if applicable)
21 Active Prepayment Protection Flag (Y/N)

* For Mortgage Loans with a Remaining Interest Only Term (months), as set forth on the Servicer System File (as defined below), of zero only.

** For Mortgage Loans with a Rate Type, as set forth on the Servicer System File (as defined below), as “Floating” only.

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We compared Characteristics 2. through 6., 8., and 10. through 21. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the servicer system, as of close of business May 31, 2019 (collectively, the “Servicer System File”).

With respect to Characteristic 7., we recomputed the Remaining Term by determining the number of payment dates from and exclusive of May 31, 2019 to and inclusive of the Maturity Date (as set forth on the Servicer System File). We compared such recalculated information to the corresponding information set forth on the Data File.

With respect to Characteristic 9., we recomputed the Remaining Amortization Term by adding (i) the Remaining Term (as determined above) and (ii) the difference between (a) the “original amortization term” and (b) the “original loan term” (each as set forth on the Servicer System File). We compared such recalculated information to the corresponding information set forth on the Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 16., for the Mortgage Loans indicated in Appendix A, we observed a difference with respect to the Next Rate Reset Date as set forth on the Data File when compared to the Next Rate Reset Date set forth on the Servicer System File. For these Mortgage Loans, we were instructed to perform an additional procedure and recompute the Next Rate Reset Date by subtracting (i) the Frequency of Rate Reset from the Next Rate Reset Date (each as set forth on the Servicer System File). We compared such recomputations to the corresponding information set forth on the Data File; and

•	with respect to Characteristic 18., differences of $0.05 or less are deemed to be “in agreement.”

The Servicer System File described above and used in support of the Characteristics was provided to us by representatives of the Company. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Servicer System File and we make no representations concerning the accuracy or completeness of any of the information contained therein. We make no representations as to whether the Servicer System File is comprehensive or reflects the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Servicer System File and recomputations.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Data File, or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 6, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 6, 2019.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 16. for the following Mortgage Loans:

Mortgage Loan
215911388	215910054
215911401	215910513
215910044	215910039
215911357	215911359
215910046	215910472
215911130	215910494
215910052	215910509
215911470	215910507
215910497	215911340
215911192	215910447
215910013	215910508
215910061	215910478
215911145	215910514
215911353	215911341
215911339	215911493
215911183	215910493
215911492	215910491
215911205	215910073
215910445	215910463
215910033	215910511

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.